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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported October 15, 1999)


                        U.S. Digital Communications, Inc.
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               (Exact Name of Registrant as Specified in Charter)



Nevada                            0-21225                      52-2124492
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(State or Other                   Commission File              (IRS Employer
Jurisdiction                      Number)                      Identification
Incorporation                                                  No.)


2 Wisconsin Circle, Chevy Chase, Maryland                            20815
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code (301) 961-1540


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5   Other Events

         The Registrant, on Friday, October 15, 1999, issued a press release. The full text of which is printed below.

Press Release Copy

WASHINGTON, Oct. 15 /PRNewswire/ -- Robert J. Wussler, Chairman of the Board of U.S. Digital Communications, Inc. (OTC Bulletin Board: USDI - news) announced today, in response to the increase in trading price and volume of USDI stock, that Telcam has informed USDI that it has identified and is continuing to conduct discussions with potential funding sources; however, Telcam has not yet reached agreements that would provide sufficient funding to meet its obligations to USDI under the Memorandum of Understanding as described in USDI's announcements of July 8 and September 28.

USDI and Telcam continue in their efforts to complete their proposed merger and remain hopeful that Telcam will secure the resources required to complete the merger. However, there can be no assurance that the funding will be achieved in the necessary amounts or on terms satisfactory to Telcam, if at all. In addition, the ongoing delay in securing such funding leads to a continual aggravation of USDI's serious liquidity problems.

In addition to the requirement that USDI's liquidity needs be met, consummation of the merger remains subject to a number of conditions, including drafting of definitive documents, negotiation of reductions in U.S. Digital's obligations to creditors, and approval by the shareholders of each company. In light of the foregoing, there can be no assurance that the merger will be consummated.

This press release contains forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those contemplated herein, including the occurrence of unanticipated events or circumstances relating to the fact that USDI is in a highly competitive industry subject to rapid technological, product and price changes. Other factors include the possibility that demand for the Company's products may not occur or continue at sufficient levels, changing global economic and competitive conditions, technological and other risks, costs and delays associated with the start-up and operation of major capital projects and corporate restructurings, changing governmental regulations and other risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission. USDI undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      U.S. DIGITAL COMMUNICATIONS, INC.
                                                  (Registrant)



Date:    October 15, 1999             By: /s/  Robert J. Wussler
                                          -----------------------------------
                                          Name:   Robert J. Wussler
                                            Title:  Chairman